SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2006

STATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

    New York                                   0-14874          11-2846511
(State or other jurisdiction of             (Commission    (I.R.S. Employer
incorporation or organization)                 File Number)    Identification No.)

699 Hillside Avenue, New Hyde Park, NY    11040-2512
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number including area code:  (516) 437-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2006, the Company issued the earnings release for the period ended March 31, 2006, furnished herewith as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1  Press release issued by the Company on April 14, 2006, announcing its earnings for the period ended March 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE BANCORP, INC.

DATE: April 14, 2006

By: /s/ Brian K. Finneran
   Brian K. Finneran, Secretary/Treasurer